Accounts Receivable	12 Months Ended
Dec. 31, 2014
Accounts Receivable

5. Accounts receivable

Accounts receivable consist principally of trade accounts receivable from customers and are generally unsecured and due within 30 to 90 days. Credit losses relating to these receivables consistently have been within management’s expectations. Expected credit losses are recorded as an allowance for doubtful accounts in the consolidated balance sheets. Estimates of expected credit losses are based primarily on the aging of the accounts receivable balances. The company records a specific reserve for individual accounts when it becomes aware of a customer’s inability to meet its financial obligations, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. The collection policies and procedures of the company vary by credit class and prior payment history of customers.

Revenue recognized in excess of billings on services contracts, or unbilled accounts receivable, was $100.1 million and $125.0 million at December 31, 2014 and 2013, respectively.

At December 31, 2014, receivables under sales-type leases before the allowance for unearned income were collectible as follows (in millions): 2015, $32.5; 2016, $27.6; 2017, $23.1; 2018, $22.9; 2019, $7.1; and $2.6 thereafter.

Unearned income, which is deducted from accounts and notes receivable, was $11.8 million and $10.5 million at December 31, 2014 and 2013, respectively. The allowance for doubtful accounts, which is reported as a deduction from accounts and notes receivable, was $30.1 million and $28.3 million at December 31, 2014 and 2013, respectively. The provision for doubtful accounts, which is reported in selling, general and administrative expenses in the consolidated statements of income, was expense (income) of $2.7 million, $(.6) million and $(2.7) million, in 2014, 2013 and 2012, respectively.